UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 12, 2004


                          NATHANIEL ENERGY CORPORATION
                          ----------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                  000-27783              84-1572525
           -------------------       -----------------      -----------------
   State or other jurisdiction of       Commission          (I.R.S. Employer
   incorporation or Organization)       File Number         Identification No.)


8001 S. InterPort Blvd., Englewood, Colorado                       80112
   --------------------------------------                          -----
(Address of principal executive offices)                         (Zip Code)

            Issuer's telephone number, including area code: (303) 690-8300


 ------------------------------------------------------------------------------
  (Former Name or Former Address, if Changed Since the Last Report)  (Zip Code)

Item 4. Change in Nathaniel Energy Corporation's Certifying Accountant.

Dismissal of Abrams & Company, P.C.

On January 12, 2004, Nathaniel Energy dismissed its certifying accountant, Abrams & Company, P.C., Melville, New York ("Abrams").

The Abrams report on Nathaniel Energy's financial statements for 2002 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

The decision to dismiss Abrams was approved by the board of directors of Nathaniel Energy.

During 2002, 2003 and to the date of this report, Nathaniel Energy did not have any disagreements with Abrams on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of Abrams would have caused it to make reference to such disagreements in its reports.

Nathaniel Energy has requested Abrams to furnish to Nathaniel Energy a letter addressed to the Securities and Exchange Commission regarding whether or not Abrams agrees with the above statements. Nathaniel Energy is filing this letter, dated January 13, 2004, as Exhibit 16 to this Form 8-K.

Engagement of Comiskey & Company, P.C.

On January 12, 2004, Nathaniel Energy engaged a new independent accountant, Comiskey & Company, P.C., Denver, Colorado ("Comiskey").

Comiskey had been previously engaged by Nathaniel Energy to audit its financial statements for the years ending 2000 and 2001. Comiskey's report with respect to those financial statements were filed by Nathaniel Energy in its Current Report on Form 8-K for an event dated December 31, 2002, which was filed with the Securities and Exchange Commission on January 17, 2003. Nathaniel Energy did not previously consult with Comiskey regarding any matter, including but not limited to:

     - the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, other than with respect to the audit of Nathaniel Energy's 2000 and 2001 financial statements; or

     - any matter that was either the subject matter of a disagreement or a reportable event.

ITEM 7. Financial Statements and Exhibits.

(c) Exhibits.

16. Letter of Abrams & Company, P.C. to the Securities and Exchange Commission dated January 13, 2004.

                       SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: January 14, 2004


                       Nathaniel Energy Corporation

                       By: /s/ Stanley Abrams
                          -----------------------------------------------------
                          Stanley Abrams, President and Chief Executive Officer